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                                                                      EXHIBIT 1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 2-94753) of Dean Foods Company of our report dated May 8, 1998 appearing on page 4 of the Annual Report of Deans Foods Company Investment and Profit Sharing Plan on Form 11-K for the year ended December 31, 1997.





Price Waterhouse LLP



Chicago, Illinois
June 26, 1998